DWS VARIABLE SERIES I DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS:

DWS Health Care VIP DWS Technology VIP

The Board of each fund noted above has approved a proposal by Deutsche Investment Management Americas Inc. (”DIMA”), the advisor of each fund, to effect the following fund reorganizations or “mergers”:

Acquired Funds	Acquiring Fund
DWS Variable Series I — DWS Health Care VIP DWS Variable Series II — DWS Technology VIP	DWS Variable Series I — DWS Capital Growth VIP DWS Variable Series I — DWS Capital Growth VIP

Completion of each merger is subject to a number of conditions, including approval by shareholders of the applicable Acquired Fund at a shareholder meeting expected to be held during the month of April, 2011. Prior to the shareholder meeting, with respect to shares of the Acquired Funds owned as of the record date for the shareholder meeting, each contract owner and their insurance company will receive: (i) a proxy statement/prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; and (ii) a prospectus for the Acquiring Fund. Each such contract owner will also receive a voting instruction form and instructions on how to submit their voting instructions to their insurance company. The contract owner’s insurance company, as shareholder, will actually vote the shares corresponding to the contract owner’s investment (likely by executing a proxy card) once it receives voting instructions.

If shareholder approval is obtained, the mergers are expected to occur on or about May 1, 2011 and are expected to be tax–free reorganizations for federal income tax purposes. On the merger date, an investment in each Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the mergers, shareholders of each Acquired Fund will become shareholders of the Acquiring Fund.  You can find information about the Acquiring Fund and its risks, including a prospectus and summary prospectus, online at www.dws–investments.com/vipros. You can also get this information at no cost by e–mailing a request to inquiry.info@dws.com, calling (800) 728–3337 or by contacting your insurance company.

Please Retain This Supplement for Future Reference

January 19, 2011 PROSTKR–5